                                                                    EXHIBIT 10.8

PROP SERVICE LEASE SUMMARY AND INDEX

1        PARTIES TO LEASE AGREEMENT                                                                                         2
         1.1   Landlord:                       Charles R. Stephens                                                          2
         1.2   Address:                        P.O. Box 750007, Petaluma, CA  94975                                         2
         1.3   Tenant:                         MTC Information Systems, a California Corporation                            2
         1.4   Address:                        1304 Southpoint Boulevard, Suite 200, Petaluma, CA  94954                    2
         1.5   Date of Agreement:              December 20, 1993                                                            2
2        PREMISES:                                                                                                          2
         2.1   Building Name:                  Southpoint Corporate Plaza                                                   2
         2.2   Address:                        1304 Southpoint Blvd., Petaluma, CA  94954                                   2
         2.3   Premises:                       Approx. Square Feet 32,464 Rentable Square Feet - Suites                     2
                                               100, 110, 120, 130 & 200
3        TERM:                                                                                                              2
         3.1   Lease Term:                     Seven (7) Years Six (6) Months                                               2
         3.2   Commencement:                   January 1, 1994                                                              2
4        RENT:                                                                                                              2
         4.1   Rent Without Offset and Late Charge                                                                          2
         4.2   Rent Schedules
               Year 1:   Mo. 01            $16,048.00 Month                Year 4:   $49,196.00 Monthly
                         Mos. 02-03        $19,559.00 Monthly              Year 5:   $50,301.00 Monthly
                         Mos. 04-12        $42,122.00 Monthly              Year 6:   $52,013.00 Monthly
               Year 2:                     $44,255.00 Monthly              Year 7:   $53,880.00 Monthly
               Year 3:                     $46,992.00 Monthly              Year 8:   $55,766.00 Monthly
         4.3   Advance Rent:               Deposit to Ninetieth (90th):              $55,766.00                             2
         4.4   Full Service Expenses                                                                                        2
         4.5   Option to Extend:  Two Five Year Terms at Negotiated Rents                                                   3
5        SECURITY DEPOSIT:               Amount: $55,766.00                                                                 3
6        USE:                                                                                                               4
7        COMMON AREAS:                                                                                                      4
         7.1   Availability and Use of Common Area                                                                          4
         7.2   Parking:  Spaces allowed:  162                                                                               4
8        CONSTRUCTION OF PREMISES:                                                                                          4
         8.1   Landlord's Obligations                                                                                       4
         8.2   Tenant's Acceptance of Premises                                                                              4
9        REPAIRS, MAINTENANCE, ALTERATIONS AND ADDITIONS:                                                                   4
         9.1   Landlord's Obligations                                                                                       4
         9.2   Tenant's Obligations                                                                                         4
         9.3   Surrender                                                                                                    5
         9.4   Alterations and Additions                                                                                    5
10       LIENS                                                                                                              5
11       ENTRY BY LANDLORD:                                                                                                 5
12       SIGNS AND WINDOW COVERINGS:                                                                                        5
13       INDEMNITY:                                                                                                         5
14       INSURANCE:                                                                                                         5
         14.1  Fire Insurance                                                                                               5
         14.2  Liability Insurance                                                                                          5
15       ASSIGNMENT AND SUBLETTING:                                                                                         5
16       DEFAULTS AND REMEDIES                                                                                              6
17       SUBORDINATION:                                                                                                     6
18       MISCELLANEOUS:                                                                                                     6
         18.1  Estoppel Certificate                                                                                         6
         18.2  Waiver                                                                                                       6
         18.3  Entire Agreement                                                                                             6
         18.4  Cost of Suit                                                                                                 6
         18.5  Sale of Premises by Landlord                                                                                 6
         18.6  Covenants to Bind Successors                                                                                 6
         18.7  Financial Statement                                                                                          6
         18.8  Holding Over                                                                                                 7
         18.9  Interest on Past Due Obligations                                                                             7
         18.10 Notices                                                                                                      7
         18.11 Reconstruction                                                                                               7
EXHIBIT A - Site Plan                                                                                                       8
EXHIBIT B - Premises                                                                                                        9
EXHIBIT C1- Tenant Improvements - Southpoint Corporate Plaza - MTC                                                         10
EXHIBIT C2 - Suite 200 - Design Drawing Previously Delivered                                                               11
EXHIBIT C3 - Deleted
EXHIBIT C4 - Suite 100 - Previously Delivered                                                                              13
EXHIBIT C5 - Suites 110-120-130 - Design Drawings to be Determined                                                 14, 15, 16
EXHIBIT D - Rules and Regulations                                                                                          17
EXHIBIT E - Acceptance of Premises                                                                                         18
EXHIBIT F - Addendum to Lease by and Between Landlord and Tenant                                                           19
EXHIBIT G - Addendum to Lease by and Between Landlord and Tenant                                                           20

1   PARTIES TO LEASE AGREEMENT

1.1   Landlord:           Charles R. Stephens
                          -------------------

The owner of the building is Charles R. Stephens, hereinafter referred to as "Landlord"

1.2   Address:            P.O. Box 750007, Petaluma, CA  94975
                          ------------------------------------

1.3   Tenant:             MTC Information Systems, a California Corporation
                          -------------------------------------------------

The Tenant entering into this agreement is MTC Information Systems, hereinafter
                                           -----------------------
referred to as "Tenant".

1.4   Address:            1304 Southpoint Boulevard, Suite 200, Petaluma, CA
                          --------------------------------------------------
                          94954
                          -----

1.5   Date of Agreement:  December 20, 1993
                          -----------------

This lease is made and entered into this 20th day of December, 1993, by and
                                         ----        --------------
between the Landlord and Tenant named above.

2   PREMISES:

2.1   Building Name:      Southpoint Corporate Plaza
                          --------------------------

2.2   Address:            1304 Southpoint Blvd., Petaluma, CA  94954
                          ------------------------------------------

2.3   Premises:           Approximately 32,464 Rentable Square Feet
                                        ------

The premises leased by Landlord to Tenant are located in the city of Petaluma, County of Sonoma, State of California, and consist of space within that certain real property commonly known as the Southpoint Corporate Plaza in Southpoint Business Park (hereinafter "Property"). See EXHIBIT A - Site Plan.

The Premises shall consist of approximately 32,464 rentable square feet as
                                            ------
outlined on the EXHIBIT B - Premises, incorporated herein by reference.

3    TERM:

3.1  Lease Term:          Seven (7) Years six (6) Months

3.2  Commencement:        January 1, 1994

4    RENT:

4.1  Rent Without Offset and Late Charge.

Rent shall be due, according to the following Rent Schedule 4.2, in advance on the first day of each and every month during the term of this Lease. Rent shall be paid by Tenant to Landlord at 715 Southpoint Blvd., Petaluma, CA 94954, and shall be paid without demand from Landlord, and without any deductions offset whatsoever. If any installment of the Monthly Rent shall not be received by Landlord on or before the tenth day of the month, Tenant shall pay to Landlord a late charge of $100 per day from the eleventh day to the receipt of the past due Monthly Rent.

4.2  Rent Schedule:
     Rent Schedules
     Year 1:  Mo. 01       $16,048.00 Month        Year 4:           $49,196.00 Monthly
     -------  ------                               -------
              Mos. 02-03   $19,559.00 Monthly      Year 5:           $50,301.00 Monthly
              ----------                           -------
              Mos. 04-12   $42,122.00 Monthly      Year 6:           $52,013.00 Monthly
              ----------                           -------
     Year 2:               $44,255.00 Monthly      Year 7:           $53,880.00 Monthly
     -------                                       -------
     Year 3:               $46,992.00 Monthly      Year 8 (6 mos.):  $55,766.00 Monthly
     -------                                       ----------------
4.3  Advance Rent:  Deposit to Ninetieth (90th) Month:               $55,766.00
                                                                     ----------

Tenant, with the execution of this Lease, has deposited with Landlord the sum of $111,532.00, receipt of $111,532.00 which is hereby acknowledged, consisting of a deposit to the Ninetieth (90th) month rent and a security deposit of $55,766.00.

4.4      Full Service Expenses

4.4.1.1  Direct Operating Expenses

Full Service Expenses shall include Direct Operating Expenses. Direct Operating Expenses are all direct costs of operation and common area maintenance, as determined by standard accounting practices, and shall include the following costs, but not be limited to: water and sewer charges, common area utilities; air-conditioning and heating maintenance; costs and upkeep of all parking, building management, landscaping and common areas; fire alarm monitoring; security patrol; costs, maintenance and monitoring of electronic access control.

4.4.1.2  Property taxes and Insurance.

Full Service Expenses shall include all real property taxes and assessments, and the costs of building hazard and liability insurance including extended coverages.

4.4.1.3  Gas and Electricity Expense.

During Normal Business Hours (7:00 a.m. to 6:00 p.m., Monday through Friday, excluding Saturdays, Sundays and legal Holidays), Landlord shall furnish the Premises with gas and electricity for lighting and operation of customary office machines, and heating and air condition.

During all other hours, Landlord shall furnish such services and the cost of such services as reasonably established by Landlord shall be paid by Tenant.

4.4.1.4  Janitorial Expense.

Landlord at Landlord's sole cost and expense shall maintain or cause to be maintained the Premises and the public and common areas of the building, such as lobbies, elevators, stairs, corridors and restrooms, in good order and condition consistent with a first-class Sonoma County office building, except for damage caused by any act or omission of Tenant, the repair of which damage shall be paid by Tenant. Landlord shall provide light bulb replacement for building fixtures, toilet room supplies, window washing at reasonable intervals, and customary building janitorial service (not including lunch room dish washing).

4.4.2    Landlord Payment of Base Year Expenses.

Landlord shall pay for all Full Service Expenses as outlined herein except for increases over the Base Year Cost of such expenses.

Landlord shall not be liable for any loss, injury or damage to property caused by any variation, interruption, or failure of such services due to any cause whatsoever, or from failure to make any repairs or perform any maintenance.

4.4.3    Base Year Expenses.

4.4.3.1  Calculation of Base Year Cost.

Base Year Expenses are determined by the following method: The Base Year shall begin with the commencement of occupancy by any tenant and proceed to the beginning of the next calendar year, however, this is not applicable to deferred expenses from prior years. This Full Service Expense period shall then be converted to an annualized figure (12 months equivalent). The annualized figure shall be prorated for any vacancies to arrive at a full year full occupancy equivalent. This sum to include any supplemental assessments.

Property Tax and Assessments shall be applied for the calendar year as paid, not on a tax year basis. All other expenses will be applied to the year expense is not paid, not the year when incurred. Increases to property taxes due to owner sales or transfer shall not be passed through to Tenant.

4.4.3.2  Annual Increases.

As permitted herein, on each anniversary of the Base Year, the anniversary year Full Service Expenses shall be compared to the Base Year Full Service Expenses. Tenant will be billed for a Pro Rata share of any increases over the Base year costs. In addition, this increase amount shall serve as Estimated Increases for the following year. The Estimated Increases shall be pro rated to a monthly basis and added to the Rent for the following year. The Estimated Increases will be reconciled to the actual increases after year's end, and any refund or additional billing will be made at that time. The computations and reconciliation's referenced herein shall be completed and Tenant advised by the end of the first quarter of the year following the year in question. Increases will be capped at 2 1/2% annually.

4.4.4    Tenant Obligations.

4.4.4.1  Tenant Payment of Expense Increases.

Tenant shall pay to Landlord, as Additional Rent, A Pro Rata Share of any increases over the Base Year Cost of the full Service Expenses for this building, however, Tenant will not be responsible for any increase prior to commencement of lease.

In the event of non-payment of Additional Rent payable by Tenant hereunder, Landlord shall have the same rights with respect to such no-payment as it has with respect to any other non-payment of Rent hereunder.

4.4.4.2  Tenant's Pro Rate Share:  Initial:  67.63% Adjusted:  Retroactively
                                             ------            -------------

This Pro Rate Share is estimated to be 67.63 percent of the entire building.
                                       -----
The Pro Rate Share will be adjusted retroactively upon final total occupancy of the building since the total square footage of the building may change depending on the build out of the hallways.

4.5      Option to Extend:  Two Five (5) Year Options.
                            -------------------------

Tenant may extend this Lease for a further period of Five(5) years twice by giving Landlord notice in writing of Tenant's intention to do so at least 180 days prior to the expiration of the term hereof. Said extension shall be under all the terms and conditions of this Lease except for Rent, which, shall be as schedule below:

5        SECURITY DEPOSIT:     Amount     $55,766.00
         ----------------                 ----------

Tenant, prior to the execution of this lease, has deposited with Landlord the sum of $55,766.00. This deposit shall be held by Landlord as security for the performance by Tenant of every covenant and condition of this Lease. This deposit shall not bear interest or earn income and shall not be considered an advance payment of rent or a measure of Landlord's damages in case of default by Tenant. Landlord shall not be required to keep this deposit separate from its general funds and may commingle the deposit with its other assets. If Tenant complies with all of the covenants and conditions of this lease, the Security Deposit, or any balance thereof shall be returned to the Tenant within twenty days after both the expiration or termination of this Lease and after delivery of possession of the premises to Landlord. In the event of termination of Landlord's interest in this lease, and provided Tenant is not in default under any of the material obligations of this lease to be performed by Tenant, the Landlord shall transfer said deposit to Landlord's successor in interest and thereafter Tenant agrees to release Landlord from all liability for the return of such deposit. Additionally, in the event of termination of Landlord's interest in this lease due to Landlord's default to the then current not holder of the subject property, and provided Tenant is not in default under any of the material obligations of this lease to be performed by Tenant, the Security Deposit shall be credited, automatically without regard to requests of landlord or of any landlords creditors, to the Ninetieth (90th) Month's Rent. Landlord agrees that it will not assign or encumber the Security Deposit. No trust relationship is created herein between Tenant and Landlord with respect to the Security Deposit.

6    USE:

The Premises are to be used only for professional telecommunication offices, and for no other business or purpose without the prior written consent of Landlord. No act shall be done in or about the Premises that is unlawful or that will increase the existing rate of insurance on the Building. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in the Building. Tenant shall comply with all laws relating to its uses or occupancy of the Premises and shall observe such reasonable rules and regulations as may be adopted by Landlord from time to time for the safety, care and cleanliness of the Premises or the Building. See EXHIBIT D - Rules and Regulations.

7    COMMON AREAS:

7.1  Availability and Use of Common Area.

Areas within the outer property lines of the Property on which the Premises are located as delineated on the EXHIBIT A - Site Plan, exclusive of areas specified as usable area for tenants shall be known as Common Areas. Any additional lands, not part of this Property, which may be designated for additional parking will be considered part of the Common Area.

All Common Areas shall be subject to the exclusive control and management of Landlord. Landlord shall have the right to establish, modify, amend, and enforce reasonable rules and regulations concerning the Common Area. Tenant acknowledges receipt of a copy of the current Rules and Regulations, attached as EXHIBIT - D. Tenant agrees to abide by and conform with such Rules; to cause its concessionaires and its and their employees and agents to abide by such Rules; and to use its best efforts to cause its customers, invitees and licensees to abide by such Rules.

MTC may use the entry lobby as their reception area, however, any costs to do this will be incurred by MTC and the area is not be disruptive to the other tenant.

7.2  Parking.  Spaces allowed:  162
                                ---

Landlord grants to Tenant a non-exclusive license to use designated parking areas in the Common Areas for the use of motor vehicles during the term of this Lease, subject to rights reserved to Landlord. Landlord reserves the right at any time to grant similar non-exclusive use to other tenants; to promulgate rules and regulations relating to the use of parking areas by tenants and employees of tenant; and to make changes in the parking layout. However, 162 parking spaces shall be available to Tenant. These spaces will not be designated unless deemed necessary by Landlord. Tenant hereby agrees to restrict its parking use to areas as designated by Landlord from time to time. Tenant agrees not to over burden the parking facilities and to abide by the rules and regulations. Upon request Tenant shall provide to Landlord a list of license plate numbers of all employees. Of the allotted spaces, thirty two (32) will be allowed in the parking garage. The 32 garage parking spaces will be labeled as MTC parking.

8    CONSTRUCTION OF PREMISES:

8.1  Landlord's Obligations.

Landlord shall construct, at its expense, upon the Premises described in EXHIBIT
- B according to plans and specifications to be prepared at Landlord's expense, conforming to the general construction outline attached as EXHIBIT - C. Landlord may, without the consent of Tenant, make minor variations in the site or floor plan attached as EXHIBITS A, B and C, and in the plans and specifications, but such changes shall not alter the general appearance, relative location or total amount of floor space of the Premises.

8.2  Tenants Acceptance of Premises.

Within ten days after Tenant shall take possession of the Premises, Tenant shall execute and deliver to Landlord a statement in the form attached as EXHIBIT E - Acceptance of Premises, indicating any exceptions that may exist at that time. Failure of Tenant to execute this form shall constitute an acceptance of the Premises and an acknowledgment by Tenant that the statements included in the Acceptance of Premises are true and correct without exception. Prior to acceptance of premises, and periodically prior to occupancy, Landlord and Tenant will walk through the constructed Premises compiling a "punch list" (as that term is used in construction industry) of items needing correction. The existence of such "punch list" items shall not postpone the Commencement Date of this Lease nor the obligation of Tenant to pay rent, nor Acceptance of Premises.

9    REPAIRS, MAINTENANCE, ALTERATIONS AND ADDITIONS:

9.1  Landlord's Obligations.

Landlord shall maintain in good order, condition and repair the building and all other portions of the Premises not the obligation of Tenant.

9.2  Tenant's Obligations.

Provided Landlord repairs and maintains the structural portions of the building, including the basic plumbing, air conditioning, heating and electrical systems, installed of furnished by Landlord, Tenant at its cost shall maintain the Premises in good order, condition and repair including, but not limited to, the interior surfaces of the ceilings, walls and floors, all doors, interior windows, plumbing, electrical wiring, switches, and lighting fixtures. Tenant expressly waives the benefits of any statute in effect now or future which would otherwise give the tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair unless Landlord fails to diligently pursue necessary repairs within five (5) days of receipt of written notice and provided the delay is beyond the reasonable control of the Landlord.

9.3  Surrender.

Upon expiration of this Lease, Tenant shall surrender the Premises in the same condition as received, reasonable wear and tear excepted. Tenant, at its expense, agrees to repair any damages caused by or in connection with the removal of any personal property, business or trade fixtures, including but not limited to, repairing the floor and patching and painting the walls where required by Landlord.

9.4  Alterations and Additions.

Tenant shall not, without Landlord's prior written consent, make any alterations, additions, improvements or utility installations in or to the Premises. Any of which, if approved, will become the property of the Landlord and remain upon the Premises when surrendered, excluding Tenant supplied trade fixtures or Systems Furniture, unless Landlord requests they be removed, which shall be at Tenant's expense.

10   LIENS:

Tenant shall keep the Premises and the Building free from any liens arising out of work performed, material furnished, or obligations incurred by Tenant. Tenant shall indemnify, hold harmless and defend Landlord from any liens or encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant.

11   ENTRY BY LANDLORD:

Landlord and its agents shall have free access to the Premises during all reasonable hours to determine if Premises are in good repair and for any other purpose not inconsistent with Tenant's use, including but not limited to, the establishment and maintenance of Common Area facilities and for the purpose of installing, maintaining, and replacing water, gas, sewer or other pipelines, and telephone or electric lines, and conduits as Landlord may deem desirable in connection with the development or use of any other areas in the Property. Landlord shall have the right to show the Premises to prospective purchasers, tenants or lenders.

12   SIGNS AND WINDOW COVERINGS:

Tenant shall not erect or install any signs, window or door lettering, or window coverings (drapes, blinds, etc.) without Landlord's prior written consent. Landlord may withhold is consent for any aesthetic reason. Any approved installations must be made in full conformance with local code and governmental regulations and requirements. Landlord may, at its option, promulgate a sign and window covering program specifying Building standards for allowable signs and window coverings. Additionally, Landlord shall provide the Tenant with the following signage: building standard lobby directory signage, building standard suite entry signage, and any building external monument signage in existence now or erected during the lease term.

Any signage on the building is to be approved by the City of Petaluma Building Department and MTC will be responsible for any expenses incurred.

13   INDEMNITY:

Provided Landlord or Landlord's agents have not been negligent, Tenant shall defend and indemnify Landlord and hold Landlord harmless from and against all liability, damages, costs, or expenses, including attorney fees, arising from any accident, injury, or damage to any person or property, occurring in or about the Building or Premises arising from any act, omission, or negligence of Tenant or its officers, contractors, licensees, agents, employees, guests or visitors in or about the Building or Premises, or arising from any breach or default under this Lease by Tenant.

Excluding Landlord or Landlord's agents negligence, in no event shall Landlord be liable to Tenant for any damages to the Premises or for any loss, damage or injury to any property of Tenant therein occasioned by bursting, rupture, leakage or overflow of any plumbing or other pipes (including without limitation, water, steam or refrigerant lines), sprinklers, tanks, drains, drinking fountains or washstands, or other similar cause in, above, upon or about the Premises or Building. Tenant agrees to insure its property against such perils.

14   INSURANCE

14.1 Fire Insurance.

Landlord shall keep the Building and improvements within which the Premises are contained insured against loss or damage by fire, with extended coverage and vandalism and malicious mischief endorsements or their equivalents, and any other coverage required by the Building lender. The cost of such insurance shall be included as Direct Expenses.

14.2 Liability Insurance

Tenant shall, at its expense, maintain for the joint benefit, and in the names of Tenant and landlord as co-insureds, with cross liability endorsement, property damage and personal liability insurance. Such insurance shall be maintained on the minimum basis of $5,000,000.00 for damage to property and $2,000,000.00 for personal injury in any one occurrence. Each insurance policy shall contain a clause that it cannot be canceled or reduced in scope without thirty days prior written notice to Landlord and to any Building lender of whom the insurer has been notified in writing. Tenant shall deliver to landlord a certificate of insurance policy that outlines the coverage in Sections 13 and 14 of this lease prior to the commencement of this Lease and at least thirty days prior to any future expiration of such policy.

15   ASSIGNMENT AND SUBLETTING:

Tenant shall not, voluntarily or by operation of law, assign or mortgage this Lease, sublet all or any portion of the Premises or permit the use of all or part of the Premises by any party other than Tenant without Landlord's prior written consent which shall not be unreasonably withheld. If Tenant is a corporation, association or partnership, the transfer, assignment, or hypothecation of any stock or interest in the aggregate in excess of fifty-one percent shall be deemed an assignment for purposes of this Lease. Notwithstanding the foregoing, the Landlord's consent will not be required for the transfer, assignment, or hypothecation of any stock or interest in MTC Information Systems (MTC). A transfer by Tenant to a corporation or partnership or a merger that would cause a name change by Tenant, shall not required the approval of Landlord.

16   DEFAULTS AND REMEDIES:

All rights and remedies of Landlord shall be cumulative, and none shall exclude any other right or remedy allowed by law. Landlord's remedies in the event of Tenant's breach or abandonment, without limiting the Landlord in the exercise of any right or remedy at law or in equity shall include:

(a) Maintain this Lease in full force and effect and recover the rent and any other monetary charges as they become due, without terminating Tenant's right to possession irrespective of whether Tenant shall have abandoned the Premises. In the event Landlord elects not to terminate the Lease, Landlord shall have the right to attempt to re-lease the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease, including removal of all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of the Tenant. In the event any such re-leasing occurs, this Lease shall terminate automatically upon the new Tenant taking possession of the Premises.

(b) Terminate Tenant's rights to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including, without limitation, the following (i ) any unpaid Rent at the time of surrender; plus (ii) any unpaid Rent from surrender to commencement of re-lease plus; (iii) any other reasonable amount necessary to compensate Landlord for all the detriment cause by Tenant's failure to perform its obligations under this Lease.

17   SUBORDINATION:

This Lease at Landlord's option shall be subject and subordinate to the lien of any mortgages or deeds of trust placed on or against the land or improvements of which the Premises are a part, without the necessity of the execution and delivery of any further reasonable instruments on the part of Tenant to effectuate such subordination. However, Tenant agrees to execute and deliver upon demand without charge therefore, such further reasonable instruments evidencing such subordination of this Lease as may be required by Landlord.

18   MISCELLANEOUS

18.1 Estoppel Certificate

Tenant shall at any time upon demand from Landlord execute, acknowledge, and deliver to Landlord a statement in writing (a) certifying that this Lease is in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and
(b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord, or specifying such default if any are claimed. Any such statement may be conclusively relied upon by a prospective purchaser or encumbrancer of the Premises.

If Landlord desires to finance or refinance said Premises, Tenant agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past three years' financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

18.2 Waiver.

One or more waivers of any covenant, term or condition of this Lease by Landlord shall not be construed as a waiver of subsequent breach of the same covenant, term or condition. The consent or approval of any act by the Tenant of a nature requiring consent or approval by Landlord shall not be deemed to waiver or render unnecessary consent to or approval of any subsequent similar act. No failure of Landlord to enforce any term of this Lease shall be deemed to be a waiver.

18.3 Entire Agreement

This Lease contains all convenants and agreements between Landlord and Tenant relating in any manner to the Rent, use and occupancy of the Premises and Tenant's use of the Building and other matters set forth in this Lease. No prior agreement (written or oral) or understanding pertaining to the same shall be valid or of any force or effect. The covenants and agreements of this Lease shall not be altered, modified, or added to except in writing signed by Landlord and Tenant.

18.4 Cost of Suit.

In the event of a lawsuit between Landlord and Tenant, the party who wins the suit shall be entitled to receive from the party who loses a sum to cover reasonable expended attorney's fees and costs.

18.5 Sale of Premises by Landlord

Landlord may assign, in whole or in part, Landlord's interest in this Lease and may sell the Property. In such event Landlord shall be entirely freed and relieved of all liability, but only with respect to events arising after the transfer and only subject to a satisfactory account for the Tenant by the Landlord of the security deposit and any prepaid rent, under any and all of its covenants and obligations contained in this Lease.

18.6 Covenants to Bind Successors.

Terms and agreements contained in this Lease shall be binding upon either parties' respective heirs, executors, administrators, personal representatives and assigns and successors in interest.

18.7 Financial Statement

It is acknowledged by all parties hereto that the attached financial statements of Tenant is incorporated as a part of this Lease, that the information contained therein is true and correct in all respects, and that accuracy of the information is a significant fact upon which Landlord has relied in the granting of this Lease.

18.8 Holding Over.

If Tenant remains in possession of all or part of the Premises after the expiration of the term thereof, such tenancy shall be from month to month only, and not a renewal hereof or an extension for any further term. In such case, rent and other monetary sums due hereunder shall be payable in the amount as last time specified in this Lease and such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein.

18.9 Interest on Past Due Obligations.

Any amount due to Landlord not paid when due shall bear interest at ten percent (10%) or five percent (5%) over the discount rate, whichever is greater per annum from the due date. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

18.10  Notices.

All notices or demands required to be given by Landlord or Tenant shall be in writing and shall be deemed delivered forty-eight hours after depositing the notice or demand in the United States, mail, postage prepaid, addressed respectively to the parties as stated in Section 1.

18.11  Reconstruction

In the event the Premises or the Building of which the Premises are a part are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same; and this lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made. Such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent. Additionally, provided the damage is not due to the fault or neglect of the Tenant or its employees, and the scope of the repairs render the Premises uninhabitable for a period of ten (10) days, the Tenant shall have the right to terminate this lease.

18.12 This lease restates and supersedes any and all prior leases respective to Southpoint Corporate Plaza entered into between the parties.



SIGNATURES:
Witnessed by their signature below, the Landlord and Tenant have executed this Lease the date and year written in Section 1.

LANDLORD:  Charles R. Stephens         TENANT:  MTC Information Systems,
                                                a California Corporation




/s/ Charles R. Stephens   Date:        /s/ Edward A. Brinskele       Date:
--------------------------             ------------------------------
Charles R. Stephens                    Edward A. Brinskele
                                       President & Chief Executive Officer

EXHIBIT A - Site Plan
---------------------



                                    ARTWORK

EXHIBIT B - Premises
--------------------


                                    ARTWORK

EXHIBIT C2 -- Suite 200 -- Design Drawing Previously Delivered
--------------------------------------------------------------



                                    ARTWORK

EXHIBIT C1 - Tenant Improvements - Southpoint Corporate Plaza - MTC



1. Landlord shall, at Landlord's sole cost and expense, construct building standard, ceiling height walls and doors, rearrange the existing ceiling light fixtures as required to accommodate the new walls, and install conduit inside the walls for telephone and data wires substantially represented on the attached Exhibit C2.

2. Landlord shall, at Landlord's sole cost and expense, install an additional HVAC thermostat with exhaust override control unit in the MIS room within the Premises.

3. Landlord shall, at Landlord's sole cost and expense, install the building standard lower cabinets and a sink with hot and cold running water in the kitchen area. Upper cabinets and appliance shall be the cost of the Tenant.

4. Tenant shall, at Tenant's sole cost and expense, contract with TLW Electric of Novato (415/892-4800) to install all of Tenant's over-standard electrical work which may include, but not necessarily limited to, following:

     a)   3 outlets on separate circuit at Telephone room.
     b)   3" conduit across hallway from Telephone room to MIS room.
     c)   4 floor outlet with 3 circuits at each location
     d)   Drill all holes for tel/comp. cables
     e)   2" conduit between floors for tel/comp. cables
     f)   21 new duplex outlets
     g)   17 tel/comp. stubs
     h)   4 isolated ground outlets

5. Tenant shall, at Tenant's cost and expense, remove existing carpeting, and install Tenant's floor covering in the MIS room. Tenant is aware that when Tenant's contractor removes the existing carpeting from those areas where the rubber flooring is to be laid, damage to the light-weight concrete may occur, and that repair or replacement of the light-weight sub-floor may be required.

6. Tenant shall, at Tenant's sole cost and expense, pay for Tenant's own lock smith to key the doors to the Premises except the main entry which shall be controlled by the building's security system.

7.   The above work #1 - #6 has been performed.



     LANDLORD:  Charles R. Stephens  TENANT:  MTC Information Systems, a
                                              California Corporation



/s/ Charles R. Stephens   Date:        /s/ Edward A. Brinskele             Date:
-----------------------                -----------------------------------
Charles R. Stephens                    Edward A. Brinskele
                                       President & Chief Executive Officer

EXHIBIT C2 -- Suite 200 -- Design Drawing Previously Delivered
--------------------------------------------------------------



                                    ARTWORK

EXHIBIT C4 -- Suite 100 -- New Floor Plan
-----------------------------------------




                                    ARTWORK

EXHIBIT C5 -- Suite 110-120-130 -- Design Drawings to be Determined
-------------------------------------------------------------------



                                    ARTWORK

EXHIBIT C5 -- Suite 110-120-130 -- Design Drawings to be Determined
___________________________________________________________________



                                    ARTWORK

EXHIBIT C5 -- Suite 110-120-130 -- Design Drawings to be Determined
-------------------------------------------------------------------



                                    ARTWORK

EXHIBIT D - Rules and Regulations

          RULES AND REGULATIONS WHICH CONSTITUTE A PART OF THIS LEASE


     A. Tenant shall not mar, drive nails, screw, bore or drill into, paint or in any way deface the exterior walls, roof, foundations, bearing walls, columns or pillars without the prior written consent of Landlord. The expense of repairing any breakage, stoppage or damage resulting from a violation of this rule shall be borne by Tenant.

     B. Tenant shall not do anything in the Premises, or bring or keep anything therein, which will increase the risk of fire or the rate of fire insurance. Tenant shall not use any machinery in the Premises which may cause any unreasonable noise or jar or tremor to the floors or walls, or which by its weight might injure the floors of the Premises.

     C. Tenant shall not make or permit any loud, unusual, or improper noises, nor interfere with any other tenants and shall park its vehicles in the areas designated for employee parking. Tenant shall not throw cigar or cigarette butts or other substances or litter of any kind in or about the property.

     D. All freight must be moved promptly into, within and out of the Premises by rear overhead doors and only according to such regulations as may be posted by Landlord.

     E. Tenant shall not loiter on the lawn areas or other common areas of the Property, nor shall it obstruct the sidewalks, entry passages, pedestrian passage ways, driveways, entrances and exits to the Property, and they shall use them only as passageways to and from their respective work areas.

     F. Tenant is required to observe all security regulations issued by the Landlord.

     G. Landlord reserves the right to change or rescind or add to these rules and regulations. Landlord shall not be responsible to Tenant or any other person for the non-observance or violation of these rules and regulations by any other tenant or person. No waiver of any rule or regulation by Landlord shall be effective unless expressed in writing and signed by landlord or his authorized agent.

     H.   No smoking will be allowed on premises, except at patio areas.

EXHIBIT E - Acceptance of Premises



                             ACCEPTANCE OF PREMISES


Date:  December 16,1993


Gentlemen:

The undersigned as Tenant under that certain Lease made and entered into by and between, Charles R. Stephens, as Landlord, and the undersigned as Tenant, for space in the development commonly known as 1304 Southpoint Boulevard, Petaluma; hereby certifies that the undersigned has entered into occupancy of the premises demised under said Lease, which is in full force and effect and has not been modified, supplemented or amended in any way, except by instrument dated December 16, 1993; and that all conditions under said Lease to be performed by Landlord have been satisfied. On this date there are no existing defenses or offsets which the undersigned has against the enforcement of said Lease by Landlord. Rental in the amount of $55,313.00 for the period of June, 2001 has been paid in advance.


Sincerely,


/s/ Edward A. Brinskele
-----------------------------------
Edward A. Brinskele
President & Chief Executive Officer

EXHIBIT F


              ADDENDUM TO LEASE BY AND BETWEEN LANDLORD AND TENANT


                                   NEW LEASE

1. This lease dated December 20, 1993 supersedes and deletes the MTC Lease Agreement dated June 23, 1993.

2. MTC to be billed for all overhour electrical and HVAC use on a monthly basis with all bills to be paid within 20 days of billing dates.

EXHIBIT G


              ADDENDUM TO LEASE BY AND BETWEEN LANDLORD AND TENANT


                             RIGHT OF FIRST REFUSAL


Tenant shall have the continuous right of first refusal to add additional space to the Premises. This right shall apply to all areas of the building.


MTC also has the right of fist refusal to purchase the building and will be required to reply within the same time limits as set forth in any third party offer to purchase the building.

                       TRANSASIA PETALUMA HOLDINGS, INC.
                                P.O. Box 750007
                              Petaluma, CA 94975
                                 707/763-6819


November 30, 1994


MTC
1304 Southpoint Blvd., Suite 100
Petaluma, CA 94954

Attn: Mike Crockett

RE: ADDENDUM TO LEASE BY AND BETWEEN LANDLORD AND TENANT
    Exhibit H

Dear Mr. Crockett:

Since we have received approval on November 28 from Mike Crockett for the additional $196.00 per month additional lighting, please disregard my previous correspondence dated November 9, 1994. Instead, please have Edward Brinskele sign the attached addendum (two copies) to your lease dated December 20, 1993.

Once we receive both signed copies we will return one for your files.

Thank you.

Sincerely,

TRANSASIA PETALUMA HOLDINGS, INC.

/s/ Charles R. Stephens
-----------------------
Charles R. Stephens
Building Manager

Attachment

                       TRANSASIA PETALUMA HOLDINGS, INC.
                                P.O. Box 750007
                              Petaluma, CA 94975
                                 707/763-6819


July 20, 1994


MTC
1304 Southpoint Blvd., Suite 100
Petaluma, CA 94954

Attn: Eugene McCord

RE: ADDENDUM TO LEASE BY AND BETWEEN LANDLORD AND TENANT
    Exhibit I

Dear Gene:

Please have Edward Brinskele sign the attached addendum (two copies) to your lease dated December 20, 1993.

Once we receive both signed copies we will return one for your files.

Thank you.

Sincerely,

TRANSASIA PETALUMA HOLDINGS, INC.

/s/ Charles R. Stephens
-----------------------
Charles R. Stephens
Building Manager

Attachment

EXHIBIT I

              ADDENDUM TO LEASE BY AND BETWEEN LANDLORD AND TENANT

                  ADDITIONAL MONITORING FEES OF NEW EQUIPMENT



As of August 1,1994, Tenant shall apply a $24.00 security monitoring fee to rent as specified in lease dated December 20, 1993. Rent schedule is as follows:

     Mos. 08-12        $42,146.00 Monthly
     Year 2:           $44,279.00 Monthly
     Year 3:           $47,016.00 Monthly
     Year 4:           $49,220.00 Monthly
     Year 5:           $50,325.00 Monthly
     Year 6:           $52,037.00 Monthly
     Year 7:           $53,904.00 Monthly
     Year 8 (6 mos.):  $55,790.00 Monthly


LANDLORD                               TENANT:
                                       Marin Telemangement Corporation,
                                       a California Corporation



/s/ Charles R. Stephens   Date:        /s/ Edward A. Brinskele       Date:
--------------------------             ------------------------------
By: Charles R. Stephens                By: Edward A. Brinskele
                                           President & Chief Executive Officer

EXHIBIT J - 3 PAGES

              ADDENDUM TO LEASE BY AND BETWEEN LANDLORD AND TENANT


Addendum to Lease by and between Landlord (Transasia Petaluma Holdings, Inc.) and Tenant - Marin Telemanagement Corporation - MTC.

1. This Addendum dated May 1, 1995 supersedes and deletes specific items in the MTC Lease dated January 1, 1994 only as noted below. All other terms and conditions of the January 1, 1994 Lease remain in full force and effect as if noted herein.

2. This Lease is modified for the purpose of adding Suites 230 and 250 to the January 1, 1994 Lease which will add 29 additional parking spaces to the Lease Agreement, six (6) of which will be in the underground parking garage. Suite 230 and 250, (existing floor plans attached), will be delivered as is and the revised Lease payments to be as follows:

     Year 2 - Mos 05 - 06  $44,509.00 Monthly
              Mos 07-12    $51,248.00 Monthly
     Year 3 -              $54,322.00 Monthly
     Year 4 -              $56,880.00 Monthly
     Year 5 -              $58,356.00 Monthly
     Year 6 -              $60,458.00 Monthly
     Year 7 -              $62,734.00 Monthly
     Year 8 -              $65,051.00 Monthly


LANDLORD:  Transasia Petaluma Holdings, Inc.    TENANT:  MTC Information
                                                         Systems, a California
                                                         Corporation



/s/ Charles R. Stephens   Date:        /s/ Edward A. Brinskele       Date:
--------------------------             ------------------------------
Charles R. Stephens                    By: Edward A. Brinskele
Property Manager                           President & Chief Executive Officer


TRANSASIA PETALUMA HOLDINGS, INC.



/s/ Roger Mackenzie       Date:
--------------------------
Roger Mackenzie
Secretary

EXHIBIT K - 3 PAGES


              ADDENDUM TO LEASE BY AND BETWEEN LANDLORD AND TENANT


Addendum to Lease by and between Landlord (Transasia Petaluma Holdings, Inc.) and Tenant - Marin Telemanagement Corporation - MTC.

1. This Addendum dated August 31, 1996 supersedes and deletes specific items in the MTC Lease dated January 1, 1994 only as noted below. All other terms and conditions of the January 1, 1994 Lease remain in full force and effect as if noted herein. September, 1995 rent will remain $51,248.00. This Addendum will be effective as of October 1, 1995.

2. * This Lease is modified for the purpose of adding Suites 240 (1, 098 Rentable Square Feet) and 260 (2,330 Rentable Square Feet) to the January 1, 1994 Lease which will add 17 additional parking spaces to the Lease Agreement, three (3) of which will be in the underground parking garage. Suites 240 and 260 (existing floor plans attached), will be delivered as is and the revised Lease Payments to be as follows:

     Year 2 - Mos 10 - 12  $55,876.00 Monthly
     Year 3 -              $58,950.00 Monthly
     Year 4 -              $61,670.00 Monthly
     Year 5 -              $63,284.00 Monthly
     Year 6 -              $65,590.00 Monthly
     Year 7 -              $68,046.00 Monthly
     Year 8 - (6 Mos)      $70,549.00 Monthly



LANDLORD:  Transasia Petaluma Holdings, Inc.    TENANT:  MTC Information
                                                         Systems, a California
                                                         Corporation



/s/ Charles R. Stephens   Date:        /s/ Edward A. Brinskele       Date:
--------------------------             ------------------------------
Charles R. Stephens                    By: Edward A. Brinskele
Property Manager                           President & Chief Executive Officer


TRANSASIA PETALUMA HOLDINGS, INC.



/s/ Roger Mackenzie       Date:
--------------------------
Roger Mackenzie
Secretary



* Addendum to Lease, Exhibit J - Dated May 8, 1995 added Suite 230 (2,684 Rentable Square Feet) and Suite 250 (3,176 Rentable Square Feet) for a total Rentable Square Feet to MTC's Lease through Exhibit K of 41,752 Rentable Square Feet.

                       TRANSASIA PETALUMA HOLDINGS, INC.
                                P.O. Box 750007
                              Petaluma, CA 94975
                                 707/763-6819


September 12, 1995


MTC
1304 Southpoint Blvd., Suite 100
Petaluma, CA 94954

Attn: Mike Crockett

RE: EXHIBIT K - LEASE AGREEMENT

Dear Mike:

Attached is Exhibit K to the Lease Agreement showing the square footages per your request.

Please replace the top copy only with this front page with the Exhibits that were sent over on August 3, 1995. All the back-up remains the same.

Please have them signed as soon as you can.

Thank you for your prompt attention in regards to this matter.

Sincerely,

TRANSASIA PETALUMA HOLDINGS, INC.

/s/ Charles R. Stephens
-----------------------
Charles R. Stephens
Property Manager

CRS/eer

enclosure

                       TRANSASIA PETALUMA HOLDINGS, INC.
                                P.O. Box 750007
                              Petaluma, CA 94975
                                 707/763-6819


October 5, 1995


MTC
1304 Southpoint Blvd., Suite 100
Petaluma, CA 94954

Attn: Mike Crockett

RE: EXHIBIT K - EXECUTED LEASE AGREEMENT

Dear Mike:

Enclosed please find an executed copy of Exhibit K to the Lease Agreement for your files.

Sincerely,

TRANSASIA PETALUMA HOLDINGS, INC.

/s/ Ellie R. Rovira
-----------------------
Ellie R. Rovira
Executive Secretary

CRS/eer

enclosure

EXHIBIT K - Suite 240 - ACCEPTED


                                    ARTWORK

EXHIBIT K - Suite 260 - ACCEPTED


                                    ARTWORK

EXHIBIT L

              ADDENDUM TO LEASE BY AND BETWEEN LANDLORD AND TENANT


Addendum to Lease by and between Landlord (Transasia Petaluma Holdings, Inc.) and Tenant - Marin Telemanagement Corporation - MTC

1. This Addendum dated October 12, 1995 supersedes and deletes specific items in the MTC Lease dated January 1, 1994 only as noted below. All other terms and conditions of the January 1, 1994 Lease remain in full force and effect as if noted herein. This Addendum will be effective as of November 1, 1995.

2. This Lease is modified for the purpose of adding a maintenance fee for leaving the parking lot and garage lights on from 6:00 p.m. to 6:00 a.m., seven days per week. The revised Lease payments to be as follows:

     Year 2 - Mos 11 - 12  $55,989.00 Monthly
     Year 3 -              $59,063.00 Monthly
     Year 4 -              $61,789.00 Monthly
     Year 5 -              $63,409.00 Monthly
     Year 6 -              $65,721.00 Monthly
     Year 7 -              $68,183.00 Monthly
     Year 8 - (6 Mos)      $70,693.00 Monthly



LANDLORD:  Transasia Petaluma Holdings, Inc.    TENANT:  MTC Information
                                                         Systems, a California
                                                         Corporation



/s/ Charles R. Stephens   Date:        /s/ Edward A. Brinskele       Date:
--------------------------             ------------------------------
Charles R. Stephens                    By: Edward A. Brinskele
Property Manager                           President & Chief Executive Officer


TRANSASIA PETALUMA HOLDINGS, INC.



/s/ Roger Mackenzie       Date:
--------------------------
Roger Mackenzie
Secretary